UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2026

Herbalife Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309, Ugland House
Grand Cayman
Cayman Islands	KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 14, 2026, Herbalife Ltd. (the “Company”) issued a press release announcing certain preliminary results for its first fiscal quarter ended March 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 14, 2026, the Company issued a press release announcing a proposed offering by HLF Financing SaRL, LLC and Herbalife International, Inc. (together, the “Issuers”), each a wholly owned subsidiary of the Company, of $800 million aggregate principal amount of senior secured notes in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On April 14, 2026, the Issuers also issued a notice of conditional full optional redemption to redeem the full outstanding $800 million aggregate principal amount of the Issuers’ 12.250% Senior Secured Notes due 2029 (the “2029 Secured Notes”), conditioned upon the completion of one or more debt financing transactions and the receipt of aggregate gross proceeds by the Issuers of at least $800 million on or before April 29, 2026. If redeemed, the 2029 Secured Notes are expected to be redeemed at a price of $1,061.25 per $1,000 in principal amount of 2029 Secured Notes, plus accrued and unpaid interest to, but excluding, the redemption date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Herbalife Ltd. on April 14, 2026 announcing certain preliminary results for its first fiscal quarter ended March 31, 2026.
99.2	Press Release issued by Herbalife Ltd. on April 14, 2026 announcing a proposed offering of $800 million aggregate principal amount of senior secured notes.
104	Cover Page Interactive Data File - The cover page from the Company’s Current Report on Form 8-K filed on April 14, 2026 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

April 14, 2026	By:	/s/ John DeSimone
	Name:	John DeSimone
	Title:	Chief Financial Officer

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